SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 15, 2001


                          BENTLEY PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                           1-10581               59-1513162
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
       of Incorporation)                File Number)        Identification No.)


65 Lafayette Road, Third Floor, North Hampton, New Hampshire            03862
       (Address of Principal Executive Offices)                      (Zip Code)


                                 (603) 964-8006
              (Registrant's Telephone Number, Including Area Code)

The Registrant hereby amends Item 7 of its Current Report on Form 8-K dated February 15, 2001, as set forth below:

Item 7.  Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma information.

         The following unaudited pro forma condensed consolidated financial statements are filed with this Report:

         Pro Forma Condensed Consolidated Balance Sheet
                  as of December 31, 2000 (Unaudited)               Page  F-1

         Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2000 (Unaudited) Page F-2



The unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000 reflects the financial position of the Registrant after giving effect to the disposition of the drug license, Controlvas(R), as discussed in Item 2 of the Form 8-K dated February 15, 2001 and assumes the disposition was consummated on December 31, 2000.

The unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000 assumes that the disposition was consummated on January 1, 2000 and is based on the operations of the Registrant for the year ended December 31, 2000.

The unaudited pro forma condensed consolidated financial statements have been prepared based upon assumptions and events that the Registrant considers to be directly related to the transaction, factually supportable and reasonable. The unaudited pro forma condensed consolidated financial statements presented herein are for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations of the Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  BENTLEY PHARMACETICALS, INC.


                                  By:  /s/ Michael D. Price
                                      ---------------------------------------
                                      Michael D. Price
                                      Vice President and Chief Financial Officer

Date:  April 25, 2001

                         PRO FORMA FINANCIAL INFORMATION

                 BENTLEY PHARMACEUTICALS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)

                                            (In thousands of dollars)
                                       ---------------------------------
                                                     ADJUST-        PRO
                                       HISTORICAL    MENTS (a)     FORMA
                                       ----------    --------      -----

ASSETS
Current assets:
Cash and cash equivalents              $  4,816   $  2,495 (b)   $  7,311
Receivables, net                          5,135          -          5,135
Other current assets, net                 3,153       (851)(c)      2,302
                                       --------   --------       --------
  Total current assets                   13,104      1,644         14,748
                                       --------   --------       --------

Non-current assets:
Fixed assets, net                         4,139          -          4,139
Drug licenses and related costs, net     10,979        (56)(d)     10,923
Other non-current assets, net               655          -            655
                                       --------   --------       --------
  Total non-current assets               15,773        (56)        15,717
                                       --------   --------       --------
                                       $ 28,877   $  1,588       $ 30,465
                                       --------   --------       --------


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                    $  9,362   ($ 2,564)(e)   $  6,798
Non-current liabilities                   1,699        900 (f)      2,599
                                       --------   --------       --------
  Total liabilities                      11,061     (1,664)         9,397
                                       --------   --------       --------
Stockholders' equity                     17,816      3,252 (g)     21,068
                                       --------   --------       --------
                                       $ 28,877   $  1,588       $ 30,465
                                       --------   --------       --------

Notes:
(a) Represents adjustments deemed necessary to reflect sale of drug license as of December 31, 2000.
(b)     To reflect receipt of balance of net proceeds from sale of drug license.
(c)     To reverse effect of deferred taxes on deferred income.
(d)     To reflect removal of net book value of drug license which was sold.
(e)     To remove deferred income from balance sheet for recognition purposes.
(f) To record balance of deferred income taxes payable arising from sale of drug license.
(g)     To reflect net gain resulting from sale of drug license.

                 BENTLEY PHARMACEUTICALS, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)

                                        (In thousands of dollars, except per share data)
                                        ------------------------------------------------
                                                            ADJUST-            PRO
                                            HISTORICAL      MENTS (a)          FORMA
                                            ----------      --------           -----
Net sales                                   $ 18,617       ($ 2,234)(b)      $ 16,383
Cost of sales                                  7,189           (862)(c)         6,327
                                            --------       --------          --------
Gross profit                                  11,428         (1,372)           10,056
                                            --------       --------          --------
Operating expenses:
   Selling, general and administrative        10,260           (335)(d)         9,925
   Other operating expenses                    1,682            (15)(e)         1,667
                                            --------       --------          --------
 Total operating expenses                     11,942           (350)           11,592
                                            --------       --------          --------
Pre-tax gain on sale of drug license               -              -(f)              -
                                            --------       --------          --------
Loss from operations                            (514)        (1,022)           (1,536)
Other income/expenses, net                        (9)             -                (9)
(Provision) benefit for income taxes            (222)           358(g)            136
                                            --------       --------          --------

Net loss                                    $   (745)      $   (664)         $ (1,409)
                                            --------       --------          --------

Basic and diluted net loss per share        $   (.06)      $   (.05)         $   (.11)
                                            --------       --------          --------

Weighted average common
   shares outstanding                         12,981                           12,981
                                            --------                         --------
Notes:

(a) Represents adjustments, of a recurring nature, deemed necessary to reflect sale of drug license as of January 1, 2000 and to eliminate related product sales and costs during 2000.
(b) To eliminate net sales of Controlvas(R)for the year ended December 31, 2000.
(c) To eliminate cost of sales with respect to Controlvas(R)sales during 2000.
(d) To eliminate selling commissions for sales of Controlvas(R)during 2000.
(e) To eliminate amortization expense with respect to Controlvas(R)during 2000.
(f) Excludes non-recurring pre-tax gain of approximately $5,575,000, which would have been recognized on January 1, 2000, on a pro forma basis, using the foreign currency exchange rate of 165 Pesetas per U.S. dollar, in effect on that date. The Registrant recognized the gain, however, during the first quarter of 2001, when the foreign currency exchange rate was 177.5 Pesetas per U.S. dollar, which resulted in pre-tax gain on sale of the Controlvas(R) drug license of approximately $4,977,000.
(g) To record 35% Spanish statutory tax effect of reducing taxable income attributable to sales of Controlvas(R) during 2000.


                                       F-2